UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Total Fund Solution
(Exact name of Registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Michael J. Weckwerth, President

Total Fund Solution

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 6th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1605

Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2023

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

October 31, 2022

Semi-Annual Report

Cromwell Tran Sustainable Focus Fund

CROMWELL FUNDS

President’s Letter

As of October 31, 2022 (Unaudited)

Dear Shareholder,

It is my pleasure to welcome you to the Cromwell Funds.

As you may know, the Tran Capital Focused Fund became a member of the Cromwell Funds in August 2022. In doing so, the Fund was renamed under the Cromwell Funds brand as the Cromwell Tran Sustainable Focus Fund and has recently become available to many more potential investors. Importantly, the Fund is managed by the same portfolio management team that successfully guided the Fund for many years through various market cycles.

The Cromwell Tran Sustainable Focus Fund is now the third fund in the Cromwell Funds family. In March 2022, the Cromwell CenterSquare Real Estate Fund and the Cromwell Marketfield L/S Fund became members of the fund family. Both Funds are managed by highly regarded portfolio management teams who have managed the Funds’ portfolios for many years. We hope you will consider these Funds as a component of your diversified equity portfolio. In 2023, the Cromwell Funds will continue to grow in number with the anticipated addition of a global infrastructure fund, an ESG-oriented balanced fund and a mid-cap blend offering. More information on the Cromwell Funds can be found at thecromwellfunds.com or by calling our Shareholder Servicing Department at 855.625.7333.

On the following pages, the Cromwell Tran Sustainable Focus Fund’s portfolio managers highlight key factors influencing the performance of the Fund during the semi-annual period ended October 31, 2022. In addition, included are the Fund’s Schedule of Investments and financial statements. We hope you enjoy the portfolio report from Tran Capital Management. Please refer to our website for timely quarterly commentaries from Cromwell’s sub-advisors and other informative materials.

It is a privilege to have you as one of Cromwell’s valued clients. We appreciate the confidence you have in Cromwell to serve as a component of your diversified investment portfolio.

Please feel free to contact me directly at 443.279.2008 if I can be of any assistance. Thanks again for your support of the Cromwell Funds.

Sincerely,

Brian C. Nelson
President

CROMWELL FUNDS

Market and Economic Update

As of October 31, 2022 (Unaudited)

Following a strong bull market in 2021 where the S&P 500 Index of the largest 500 companies rose over 28%, the equity market struggled in 2022. In a market dominated by macro events, investors have battled rapidly rising interest rates, inflation levels not seen in decades, global conflicts, recession fears and adjustments to post-pandemic life. For the 10-month period ended October 31, 2022, market volatility was heightened, leading the S&P 500 to fall 17.7% and the Bloomberg U.S. Aggregate Index, an index of high-quality U.S. bonds, to decline by 15.7%. Interestingly through October 31, 2022, the equity market has not had two consecutive months of positive returns in 2022 – an event that hasn’t occurred in over 20 years.

Losses in the equity market were widespread in 2022, as 10 of the 11 S&P 500 sectors declined through October. As shown below, only the Energy sector posted a positive return whereas 6 of the 11 sectors experienced double digit losses for the 10-month period.

Rates Continued to Rise, Inflation Inched Downward

Persistent high inflation and several interest rate increases by the Federal Reserve continued to affect investor sentiment and spur market volatility. Fortunately, the inflation rate continued to inch downward and recorded a 7.7% increase for the year ending October 31, 2022. In an effort to further reduce inflation, the Fed raised interest rates by 0.75% (75 basis points) for the fourth consecutive time in November 2022. The fed funds rate, a widely followed overnight lending rate among U.S. banks, reached its highest level in nearly the past 15 years.

CROMWELL FUNDS

Market and Economic Update

As of October 31, 2022 (Unaudited) — (Continued)

Federal Funds Rate (%)

After Rate Hike					3.75-4.00
Before Rate Hike				3.00-3.25	3.00-3.25
			2.25-2.50	2.25-2.50
		1.50-1.75	1.50-1.75
	0.75-1.00	0.75-1.00
0.25-0.50	0.25-0.50
0-0.25

Fed Rate Hikes (basis points)

March	May	June	July	September	November
+25	+50	+75	+75	+75	+75
3/16/2022	5/4/2022	6/15/2022	7/27/2022	9/21/2022	11/2/2022

Bright Spots Remain

Despite the continued market volatility and decline in both stock and bond prices in 2022, there are many bright economic spots including:

•	Equity markets rebounded in October – The S&P 500 rose an impressive 8% in October, the best October monthly performance since 2015.
•	Consumer sentiment improves – The Consumer Sentiment Index rose to 59.9 in October, hitting a 6-month high.
•	Corporate earnings remain healthy – In Q3, 70% of S&P 500 companies reported earnings above estimates, slightly below the 10-year average of 73%.
•	Job growth remains solid – U.S. businesses added approximately 260,000 jobs in October, exceeding estimates. At 3.7% the unemployment rate remains at historically low levels.

A 2023 Market Predictor?

Given the equity market’s steep decline in 2022, what does history tell us about the following year?

Since 1939, the S&P 500 has declined by 25% or more 12 times from peak to trough. Over the 1-year period following a 25% drawdown, the market declined only once, losing 7% during the Financial Crisis. On average, the market gained over 21% in the year following a 25% drawdown.

Although there are no assurances when it comes to investing, its comforting to know as we enter 2023 that the market, historically, has provided strong returns, on average, 92% of the time following a substantial market decline.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited)

Dear Shareholder,

We hope you and your family are well. Persistent high inflation, rising interest rates, and slowing economic conditions continued during the past six months giving us no relief to a challenging 2022. These factors resulted in a tough six-month period with the S&P 500 down 5.5%, bringing the market’s year-to-date return to -17.72%. We know what the Federal Reserve has done, and we know what the Fed will likely continue to do. To address inflation, the Fed has raised the federal funds rate by over 350 basis points, or 3.5%, so far this year to a target range of 3.75-4.00%. This was far greater than what market expected. At the start of this year, the market expected just one 25 bps hike in all of 2022. As shown in the table on the next page, compared to the start of the year, the fed funds futures implied rate for year-end 2022 has increased from 0.68% to 4.44%. With this more aggressive policy action, concerns of a hard landing and potential recession in 2023 have led to a downward revision in S&P 500 earnings and a contraction in the market multiple. Equity and fixed income markets have responded in kind, declining materially over the past six months and for the full year thus far.

Equity	Return	Return	Fixed Income	Return	Return
Benchmarks	(4/29 – 10/31)	(YTD 2022)	Benchmarks	(4/29 – 10/31)	(YTD 2022)
S&P 500	-5.51%	-17.72%	Bloomberg U.S.	-6.86%	-15.72%
			Aggregate Bond
			Index
NASDAQ	-10.52%	-29.31%	Bloomberg U.S.	-7.82%	-19.56%
Composite			Corporate Bond
			Index
Russell 2000	-0.20%	-16.86%	iShares 20+ Year	-18.59%	-34.10%
			Treasury Bond ETF
Source: Bloomberg

Our Fund’s performance was also affected by these macro headwinds. From April to October, the Investor Class share return was -13.88%. This has been a very difficult market for investors as valuations declined, almost irrespective of fundamental factors.

While the Federal Reserve’s actions to date have caught the market by surprise, market participants have since adjusted their expectations to be more in line with the Fed’s intentions – that they will keep hiking until there’s clear line of sight to lower inflation and reduced aggregate demand. With the November hike over, the market now expects an additional 50 bps, or 0.5%, of hikes between now and year end. Given the sharp revision in rate expectations, we believe it is likely that much of the Fed’s future rate hikes are now priced into the market and adequately reflected in today’s expectations. If the Fed raises rates within these expectations, we believe equity prices will recover, especially for companies with

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

strong competitive advantages whose businesses continue to grow. While the past is never a perfect indication of the future, we are nevertheless encouraged by the fact that the S&P 500 has not only risen every year after a mid-term election since WWII but also averaged a 1-year return of 15%1. Moreover, following periods where equity markets declined 20%+, the S&P 500 has posted strong performance in the 1- and 2-years thereafter with median returns of 23% and 32%, respectively2.

	Fed Fund Futures				S&P 500			S&P 500
	Implied	% Δ			% Δ vs.			% Δ vs.
	FFR YE	vs. YE	bps	Est. EPS	at YE	%		at YE	%
	2022	2021	m/m	2022	2021	m/m	Price	2021	m/m	P/E
12/31/21	0.68%	0.0	-	209.5	0.0%	-	4,766	0%	-	22.7x
1/31/22	0.82%	14.2	14.2	221.1	5.5%	5.5%	4,516	(5%)	(5%)	20.4x
2/28/22	1.32%	64.0	49.8	222.8	6.4%	0.8%	4,374	(8%)	(3%)	19.6x
3/31/22	1.42%	74.5	10.5	225.4	7.6%	1.2%	4,530	(5%)	4%	20.1x
4/29/22	2.40%	171.7	97.2	226.1	7.9%	0.3%	4,132	(13%)	(9%)	18.3x
5/31/22	2.86%	218.2	46.5	227.1	8.4%	0.4%	4,132	(13%)	0%	18.2x
6/30/22	2.74%	206.0	(12.2)	227.2	8.5%	0.1%	3,785	(21%)	(8%)	16.7x
7/29/22	3.38%	269.7	63.7	226.2	7.9%	(0.5%)	4,130	(13%)	9%	18.3x
8/31/22	3.75%	306.7	37.0	226.5	8.1%	0.1%	3,955	(17%)	(4%)	17.5x
9/30/22	4.24%	356.0	49.3	223.6	6.7%	(1.3%)	3,586	(25%)	(9%)	16.0x
10/31/22	4.44%	376.5	20.5	221.7	5.8%	(0.9%)	3,872	(19%)	8%	17.5x
Source: Bloomberg

1 Wall Street Journal, October 2022

2 Goldman Sachs Investment Strategy Group, October 2022

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

With some storm clouds still on the horizon, including the risk of the Fed oversteering, we are not quite ready to call this the bottom. However, we do believe that sentiment is overwhelmingly negative and that we are likely closer to the bottom than the market realizes. Markets are forward looking and typically bottom 6-9 months before earnings reach a recessionary trough. As volatility increases, investor time horizons tend to decrease. For long-term investors, it is precisely during these trying periods that high-quality companies can be purchased at attractive prices. While difficult, this strategy has rewarded us in the past. With strong stock picking, we believe we can navigate these uncertain times and outperform in the years ahead.

Is Inflation Peaking?

Money Supply & CPI

M2 is a broad measure of the money supply in the economy. Consumer Price Index (CPI) measures the monthly changes in prices paid by consumers for a representative basket of goods and services. As money supply increases, if the supply of goods and services remains constant, then prices increase – and similarly vice-versa, as money supply decreases, then prices consumers pay decline, all else equal. Through the pandemic, this relationship had been exacerbated by supply disruptions, which led to declines in the supply of goods right when the money supply increased.

We believe with M2 falling and supply chains unwinding, a reversal in the CPI is likely on the way. This doesn’t happen immediately, but over time. As shown in the chart on the next page, which compares year-over-year changes in the M2 against the CPI from 1960 to today, changes in M2 can be a leading indicator of changes in CPI. Growth of M2 peaked in Feb 2021 at 27% and has decelerated to 4% as of August 2022. We believe this deceleration will lead to a deceleration in the CPI. You can see this relationship in prior cycles.

Supply & Demand

Inflation is the result of more demand than supply. Persistent inflation is very damaging to households. In past letters, we’ve shared that households amassed over $2 trillion of excess savings through the pandemic. However, with high inflation over the past year for everything from gasoline to groceries, consumers are tapping into these excess savings from the pandemic.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

By raising interest rates, the Fed expects to diminish demand. This policy tool, in combination with supply chain improvements and a deceleration in the money supply should bring down inflation. While there is a lagged effect to raising interest rates, we are seeing an increasing body of evidence that inflation is moderating. Here are a few data points to consider:

Housing – the housing industry makes up about 16% of U.S. GDP3. With higher interest rates, 30-year mortgage applications have declined over 80% y/y4. With lower demand, home prices have begun to fall. As shown in the chart below, the S&P/Case-Shiller U.S. National Home Price Index, which tracks the price of single-family homes, has continued to soften.

Automobiles – with supply chain shortages, new and used vehicle prices spiked to record levels during the pandemic. However, with higher interest rates (which reduces affordability) and improving supply chains, vehicle prices are declining. As shown on the next page, the Manheim Used Vehicle Value Index, which captures used vehicle pricing trends, has begun declining over the past several months.

Employment – the U.S. unemployment remains low, measuring in at 3.7% in August. Meanwhile, job openings remain over 10 million. Ironically, a strong employment environment is contributing to the Fed’s aggressive monetary policy. With higher interest rates curtailing demand across the economy, we suspect that the unemployment rate will soon increase as companies look to cut costs.

3 National Association of Home Builders, January 2022

4 Mortgage Bankers Association via Mortgage News Daily, October 2022

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

We believe it’s a matter of when not if inflation cools off, which would result in the Fed pausing its tightening policy. Therefore, we continue to focus our investments on high-quality companies that provide essential goods and services to their customers. At the margin, we reduced some of our more consumer discretionary exposed investments while adding to many of our core positions. Additionally, we started two new positions, one of which we’ve owned before.

Changes to the Portfolio

Given the changing economic backdrop, reduction in money supply, and slowdown in the economy, we reduced our exposure to some of the more cyclical and consumer spending dependent companies in our portfolio. This included selling our positions in Southwest Airlines (LUV), Nvidia (NVDA), Affiliated Managers Group (AMG), Scotts Miracle-Gro (SMG), Lithia Motors (LAD), and Block (SQ) over the past six months. We also sold our long-held position in Aptiv (APTV) given the company’s high exposure to Europe and the potential risk of rolling production shutdowns stemming from the ongoing energy crisis. While we continue to admire these businesses and will look for opportunities to add back select names in the future, their exposures to a weakening consumer end market caused us to reevaluate their fit for our portfolio.

We reallocated the proceeds from these sells to some of our core positions, including Danaher (DHR), Sherwin Williams (SHW), and Ball Corp (BALL), among others. We also used some of the proceeds to start new positions in Progressive (PGR) and Entegris (ENTG).

As you may remember, we’ve owned Progressive in the past. Progressive is the third largest personal auto insurer in the U.S. and has been growing its presence in homeowner’s insurance to offer bundled home and auto policies to higher

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

value customers. We believe Progressive is advantaged relative to other auto insurers due to its ability to use data for better customer segmentation, effectively pushing less profitable customers to competition over time. This is exhibited by the insurer’s industry leading underwriting profitability and returns on equity. This data has also allowed Progressive to push through pricing changes earlier than peers.

Progressive started pushing insurance policy rate increases through to its customer base in 3Q 2021 in response to an increase in losses sparked by rising auto part and auto replacement costs along with a return to normal driving frequency. This earlier than peer action led to a slowdown in premium growth, which we believe is on the cusp of inflecting as competitor rate hikes set in. Additionally, Progressive invests policyholder premiums to earn interest income, making it a positive interest rate play. Approximately 20% of Progressive’s pretax profits in 2021 came from investment income. In a higher interest rate environment, we believe the insurer will invest in securities with higher returns, resulting in an acceleration in investment income.

Entegris is a leading supplier to the semiconductor industry. Specifically, Entegris manufactures and supplies micro-contamination control products, specialty chemicals, and advanced materials handling solutions. The company sells products to all the major semiconductor manufacturers in the world. Approximately 80% of Entegris’ revenue comes from consumables that are more recurring nature, a characteristic we seek in many of our holdings. We believe that as the complexity of semiconductor manufacturing increases, Entegris will benefit from increasing materials content per wafer and can sell more product and services to customers. In fact, 40-55% of Entegris’ revenue is associated with leading edge nodes manufacturing, which generate above-industry growth.

Recently, the U.S. passed the bipartisan $50 billion CHIPS for the America program, which will support new manufacturing capacity and strengthen research and development for semiconductors in the U.S. Simultaneously, we observe that there are several new semiconductor manufacturing plants being built in the U.S. These include Samsung’s $17 billion investment in Tyler, Texas; Intel’s $20 billion factory in New Albany, Ohio; and Taiwan Semiconductor’s $12 billion plant in Phoenix, Arizona. Entegris is an essential supplier into the critical semiconductor industry. Not surprisingly, the company traded at over 35x P/E in 2020 and 2021. With the market pullback, Entegris now is trading at 18x

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

2023 earnings. We believe that Entegris’ earnings will compound at a mid-teens rate over the next several years and are happy to be shareholders at these more reasonable valuations.

Portfolio Positioning

Looking across our portfolio, we have invested about one-third of our portfolio in leading technology companies. These companies provide essential tools and software that improve productivity, protect enterprises from outside threats, and help grow client revenues. For instance, Palo Alto Networks (PANW) is a leading network security company that grew revenue and earnings over 25% in 2021 and is expected to grow revenues and earnings over 20% in each of the next three years. This is a good example of investing in a company that provides an essential service that should grow through uncertain macro conditions. Demand for cybersecurity is higher now than two years ago, and Palo Alto’s business has more visibility now than two years ago as well.

We have another one-fourth of our portfolio in healthcare and life science tools and services. These companies provide essential services to global biotech and pharmaceutical companies where high demand for their services along with protection for intellectual property rights often lead to our companies enjoying multi-year contracts with their customers. In other words, they provide investors with highly visible and predictable revenue streams.

One investment we’d like to highlight is Halozyme Therapeutics (HALO). Halozyme is a leading biopharmaceutical company whose proprietary drug delivery technology enables pharmaceutical companies to change the delivery of their therapies from an intravenous drip to subcutaneous injections. This saves patients time during drug administration (from hours to minutes), creates new intellectual property (patents) for Halozyme’s partners (thereby preserving and growing their customers’ revenue), and enables Halozyme to earn long-term contractual royalty payments. We estimate that Halozyme’s revenue and earnings will compound at over 20% for the next three years. This stable cash flow generation along with a capital-light business model, will allow Halozyme to deploy free cash flow towards buybacks and accretive acquisitions.

While rising interest rates have led to lower valuation multiples, we have invested about 20% of our portfolio in companies that should benefit from rising interest rates. One such example is Wells Fargo (WFC), which we first purchased in November 2020. As one of the most asset sensitive large-cap banks, we believed Wells Fargo would benefit from a higher rate environment. More importantly,

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of October 31, 2022 (Unaudited) — (Continued)

Wells Fargo also has many potential levers to unlock value after taking numerous steps to righten the business following the consumer account scandal in 2016. We believe the bank has taken the necessary steps to strengthen compliance, has right sized the business through cost cuts, and can return excess capital to shareholders in the form of dividends and buybacks. As interest rates continue to rise, Wells Fargo will earn higher net interest income, which flows directly into bottom-line earnings and returns on equity. While the rapid increase in interest rates will have some negative impact on loan growth and capital market fees, we believe that Wells Fargo will nevertheless remain a net beneficiary of higher rates. Additionally, at approximately 10x 2022 estimated earnings and at a discount to its book value, we believe Wells Fargo continues to be priced attractively.

Looking Forward

This has been one of the most difficult markets in which to invest. We are reminded that time in the market is more important than timing the market. While that discipline is true, we want to acknowledge how difficult it is to be disciplined. We have managed through global macro scares and market drawdowns in the past and are confident that we will manage through this current environment as well. We also take comfort in only investing in high-quality companies that have sustainable competitive advantages. We believe that by focusing on these opportunities, we can construct a portfolio that will grow revenue and earnings faster than the market and earn higher returns on capital, while also being purchased at reasonable valuations. At October-end, our portfolio’s characteristics compared to the market are as follows:

											Market
		P/E Ratio		EPS Growth			Sales Growth			ROE	Cap
	2021	2022	2023	2021	2022	2023	2021	2022	2023	TTM	$B
Fund	17.7x	18.0x	15.6x	234.1%	4.7%	25.5%	24.5%	18.6%	10.5%	23.3%	$258
S&P
500	19.1x	17.5x	16.5x	55.9%	14.5%	6.3%	14.8%	13.0%	2.8%	20.6%	$485

If you have any questions, please do not hesitate to contact us at (415) 461-3800.

Thank you for support. We will continue to work hard to navigate these markets.

Sincerely,

Quoc K. Tran	Michael Im	Eric A. Winterhalter
Chairman & CIO	Co-Portfolio Manager &	President
Director of Research

CROMWELL FUNDS

Disclosures

October 31, 2022 (Unaudited)

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund normally invests its assets in the common stocks of approximately 15 to 25 mid- and large-cap companies with a sustainable competitive advantage. In addition, the Fund may from time to time purchase a common stock that does not meet this criteria if, in the investment advisor’s opinion, the stock represents a particularly attractive investment opportunity. While most assets will be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. The Fund is subject to greater risk and could fluctuate in value more than other mutual funds diversified across a greater number of securities and industries. The Sub-Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. An investment cannot be made directly into an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Cromwell Funds distributed by Foreside Fund Services, LLC.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Fund Performance

As of October 31, 2022 (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2022
					Since
	1 year	3 years	5 years	10 years	Inception(6)
Investor Class(2)	-33.60%	4.04%	7.24%	9.21%	7.12%
Investor Class (Max 5.00% Load)(3)	-36.90%	2.28%	6.14%	8.65%	6.76%
Institutional Class(4)	-33.37%	4.31%	7.52%	9.49%	7.40%
S&P 500 Total Return Index(5)	-14.61%	10.22%	10.44%	12.79%	8.74%

(1)	Effective on August 8, 2022, Tran Capital Focused Fund (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to August 8, 2022, is that of the Predecessor Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(2)	Prior to August 8, 2022, the Investor Class was known as Class A. The Investor Class commenced operations on September 6, 2007.
(3)	Performance figures reflect the imposition of the Class A sales load prior to August 8, 2022. Going forward, Investor Class shares will have no sales load.
(4)	Prior to August 8, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on September 6, 2007.
(5)	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(6)	Since Inception returns for the benchmarks are as of the inception of the Fund (September 6, 2007).

The following is expense information for the Cromwell Tran Sustainable Focus Fund as disclosed in the most recent prospectus dated August 8, 2022: Investor Class – Net Expenses: 1.10%; Institutional Class – Net Expenses: 0.85%.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Holdings Presentations

As of October 31, 2022 (Unaudited)

PORTFOLIO SECTOR BREAKDOWN(1)
(% OF NET ASSETS)
Health Care	22.6%
Financials	18.3%
Information Technology	15.8%
Materials	15.0%
Industrials.	9.1%
Communication Services	8.6%
Energy	5.0%
Short-Term Investments.	4.9%
Consumer Discretionary	3.5%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
Halozyme Therapeutics, Inc.	6.4%
Wells Fargo & Co.	5.9%
AerCap Holdings NV - ADR	5.8%
IQVIA Holdings, Inc.	5.7%
Microsoft Corp.	5.6%
Danaher Corp	5.6%
Alphabet, Inc	5.5%
Martin Marietta Materials, Inc	5.4%
Palo Alto Networks, Inc.	5.2%
Progressive Corp.	5.1%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Expense Examples
October 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transactions costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 – October 31, 2022).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

Expense Examples

October 31, 2022 (Unaudited) — (Continued)

Cromwell Tran Sustainable Focus Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(5/1/2022 to
	(5/1/2022)	(10/31/2022)	10/31/2022)
Investor Class
Actual(2)	$1,000.00	$860.20	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$5.60
Institutional Class
Actual(2)	$1,000.00	$861.20	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended October 31, 2022 of -13.98% and -13.88% for the Investor Class and Institutional Class, respectively.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Schedule of Investments

October 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS – 97.94%
Banks - 13.26%
Signature Bank/New York NY	8,481	$1,344,493
SVB Financial Group (a)	6,856	1,583,462
Wells Fargo & Co.	50,517	2,323,277
		5,251,232
Biotechnology - 6.42%
Halozyme Therapeutics, Inc. (a)	53,137	2,540,480
Chemicals - 4.76%
Sherwin-Williams Co.	8,382	1,886,201
Construction Materials - 5.36%
Martin Marietta Materials, Inc	6,320	2,123,394
Containers & Packaging - 4.87%
Ball Corp.	39,012	1,926,803
Energy Equipment & Services - 4.99%
Baker Hughes Co.	71,421	1,975,505
Entertainment - 3.09%
Walt Disney Co. (a)	11,470	1,222,014
Insurance - 5.10%
Progressive Corp.	15,721	2,018,576
Interactive Media & Services - 5.49%
Alphabet, Inc. (a)	23,000	2,173,730
Internet & Direct Marketing Retail - 3.52%
Amazon.com, Inc. (a)	13,589	1,392,057
Life Sciences Tools & Services - 11.33%
Danaher Corp	8,793	2,212,934
IQVIA Holdings, Inc. (a)	10,836	2,271,984
		4,484,918
Pharmaceuticals - 4.83%
Catalent, Inc. (a)	29,125	1,914,386
Professional Services - 3.30%
Clarivate PLC - ADR (a)	126,526	1,307,014
Semiconductors & Semiconductor Equipment - 0.89%
Entegris, Inc.	4,458	353,698

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Schedule of Investments

October 31, 2022 (Unaudited) — (Continued)

	Shares	Value
Software - 14.92%
Microsoft Corp.	9,597	2,227,752
Palo Alto Networks, Inc. (a)	11,931	2,047,240
Salesforce, Inc. (a)	10,049	1,633,867
		5,908,859
Trading Companies & Distributors - 5.81%
AerCap Holdings NV - ADR (a)	43,091	2,301,490
TOTAL COMMON STOCKS
(Cost $36,213,102)		38,780,357

	Principal
SHORT-TERM INVESTMENT - 4.90%	Amount
U.S. Bank Money Market Deposit Account, 2.750% (b)	1,938,800	1,938,800
TOTAL SHORT-TERM INVESTMENT
(Cost $1,938,800)		1,938,800
Total Investments
(Cost $38,151,902) – 102.84%.		40,719,157
Other Assets in Excess of Liabilities – (2.84)%.		(1,125,861)
TOTAL NET ASSETS – 100.00%		$ 39,593,296

(a)	Non-income producing security.
(b)	The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2022.

Abbreviations:

ADR American Depositary Receipt

PLC Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

NV Naamloze Vennootschap is a public limited company in the Netherlands or other Dutch-influenced countries.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Statement of Assets & Liabilities

As of October 31, 2022 (Unaudited)

ASSETS
Investment in securities, at value (cost $38,151,902)	$ 40,719,157
Dividends & interest receivable	30,592
Receivable for capital shares sold	719
Prepaid expenses and other assets	37,796
Total Assets	40,788,264
LIABILITIES
Payable for capital shares redeemed.	5
Payable for investment securities purchased	1,133,760
Payable to investment adviser.	6,151
Payable for fund administration & accounting fees	14,012
Payable for compliance fees.	2,798
Payable for transfer agent fees & expenses	10,848
Payable for trustee fees.	6,336
Payable for audit fees	12,409
Accrued miscellaneous expenses.	8,649
Total Liabilities.	1,194,968
NET ASSETS.	$ 39,593,296
NET ASSETS CONSIST OF:
Paid-in capital	34,715,631
Total distributable earnings/accumulated defecit	4,877,665
NET ASSETS.	$ 39,593,296
Investor Class(2):
Net Assets	$ 18,414,129
Shares issued and outstanding(1)	3,288,858
Net asset value, offering price, and redemption price per share	$ 5.60
Institutional Class(3):
Net Assets	$ 21,179,167
Shares issued and outstanding(1)	3,451,711
Net asset value, offering price, and redemption price per share	$ 6.14

(1)	Unlimited number of shares authorized with no par value.
(2)	Prior to August 8, 2022, the Investor Class shares were known as Class A shares and were subject to a sales load of up to 5.00%.
(3)	Prior to August 8, 2022, the Institutional Class shares were known as Class I shares.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Statement of Operations

For the six months ended October 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income.	$ 115,898
Interest income	7,795
Total Investment Income	123,693
EXPENSES:
Investment advisory fees (See Note 4)	185,122
Transfer agent fees & expenses (See Note 4)	46,748
Fund administration & accounting fees (See Note 4)	31,546
Federal & state registration fees	23,710
Trustee fees	16,813
Audit fees	12,410
Custody fees (See Note 4)	6,323
Other expenses	8,989
Legal fees.	18,300
Postage & printing fees.	12,175
Compliance fees (See Note 4)	6,798
Distribution and/or shareholder service fees (See Note 5)
Investor Class	25,036
Total Expenses Before Reimbursement/Recoupment.	393,970
Reimbursement from adviser (See Note 4)	(183,704)
Total Net Expenses.	210,266
NET INVESTMENT INCOME (LOSS)	(86,573)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,644,830)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,833,417)
Net realized and unrealized gain (loss) on investments	(6,478,247)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (6,564,820)

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Statement of Changes in Net Assets

	For the
	Six Months	For the Year
	Ended	Ended
	October 31, 2022	April 30,
	(Unaudited)	2022
OPERATIONS:
Net investment income (loss)	$ (86,573)	$(447,439)
Net realized gain (loss) on investments	(1,644,830)	7,138,714
Net change in unrealized appreciation (depreciation) on investments	(4,833,417)	(15,576,961)
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,564,820)	(8,885,686)
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold.	320,488	2,219,390
Proceeds from reinvestment of distributions	–	4,321,424
Payments for shares redeemed	(671,463)	(8,176,751)
Increase (Decrease) in Net Assets Resulting From Investor
Class Transactions	(350,975)	(1,635,937)
Institutional Class(2):
Proceeds from shares sold.	849,258	7,561,661
Proceeds from reinvestment of distributions	–	5,152,308
Payments for shares redeemed	(2,343,344)	(4,800,085)
Increase (Decrease) in Net Assets Resulting From Institutional
Class Transactions	(1,494,086)	7,913,884
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions.	(1,845,061)	6,277,947
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class (1)	–	(6,137,474)
Institutional Class (2)	–	(5,609,287)
Total Distributions to Shareholders.	–	(11,746,761)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,409,881)	(14,354,500)
NET ASSETS:
Beginning of period	48,003,177	62,357,677
End of period	$ 39,593,296	$ 48,003,177

(1) Prior to August 8, 2022, the Investor Class was previously known as Class A.

(2) Prior to August 8, 2022, the Institutional Class was previously known as Class I.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights

For a Fund share outstanding throughout the periods

Investor Class(1)
	Six Months
	Ended
	October 31,
	2022	Year Ended	Year Ended
	(Unaudited)	April 30, 2022	April 30, 2021
PER SHARE DATA:
Net asset value, beginning of period	$ 6.51	$ 9.39	$ 6.74
Investment operations:
Net investment income (loss)(2)	(0.02)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.89)	(0.92)	3.85
Total from investment operations	(0.91)	(0.99)	3.81
Less distributions from:
Net investment income	–	(1.89)	(1.16)
Total distributions	–	(1.89)	(1.16)
NET ASSET VALUE, END OF PERIOD	$ 5.60	$ 6.51	$ 9.39
TOTAL RETURN(3)(5)	-13.98%	-15.09%	60.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$18,414	$21,825	$33,768
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.92%	1.78%	1.82%
After expense reimbursement/recoupment(4)	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	-0.54%	-0.84%	-0.56%
Portfolio turnover rate(3)	24%	38%	66%

(1)	Prior to August 8, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares oustanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect the impact of the maximum front-end sales load of 5.00% in effect prior to August 8, 2022. If reflected, the return would be lower.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
April 30, 2020	April 30, 2019	April 30, 2018
$ 7.73	$ 8.60	$ 9.54

(0.03)	(0.02)	(0.04)
0.27	0.79	1.40
0.24	0.77	1.36

(1.23)	(1.64)	(2.30)
(1.23)	(1.64)	(2.30)
$ 6.74	$ 7.73	$ 8.60
2.11%	12.62%	15.26%

$22,395	$17,375	$20,580

1.94%	1.69%	1.65%
1.10%	1.10%	1.14%

-0.43%	-0.23%	-0.38%
58%	51%	50%

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Institutional Class(1)

	Six Months
	Ended
	October 31,
	2022	Year Ended	Year Ended
	(Unaudited)	April 30, 2022	April 30, 2021
PER SHARE DATA:
Net asset value, beginning of period	$ 7.13	$ 10.09	$ 7.16
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.98)	(1.01)	4.12
Total from investment operations	(0.99)	(1.07)	4.09
Less distributions from:
Net investment income	–	(1.89)	(1.16)
Total distributions	–	(1.89)	(1.16)
NET ASSET VALUE, END OF PERIOD	$ 6.14	$ 7.13	$ 10.09
TOTAL RETURN(3)(5)	-12.91%	-14.80%	60.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$21,179	$26,178	$28,590
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.67%	1.54%	1.58%
After expense reimbursement/recoupment(4)	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	-0.29%	-0.59%	-0.31%
Portfolio turnover rate(3)	24%	38%	66%

(1)	Prior to August 8, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares oustanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(6)	Amount is less than $0.005 per share.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
April 30, 2020	April 30, 2019	April 30, 2018
$ 8.12	$ 8.93	$ 9.80

(0.01)	– (6)	(0.01)
0.28	0.83	1.44
0.27	0.83	1.43

(1.23)	(1.64)	(2.30)
(1.23)	(1.64)	(2.30)
$ 7.16	$ 8.12	$ 8.93
2.40%	12.85%	15.59%

$18,045	$23,167	$41,982

1.68%	1.44%	1.41%
0.85%	0.85%	0.89%

-0.16%	0.02%	-0.14%
58%	51%	50%

See Notes to Financial Statements

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Total Fund Solution (the “Trust”) was organized as a Delaware statutory trust on July 29, 2021. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cromwell Tran Sustainable Focus Fund (the “Fund”) is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve principal preservation and long-term capital appreciation. The Fund offers two different share classes – Investor Class (previously known as Class A, prior to August 8, 2022) and Institutional Class (previously known as Class I, prior to August 8, 2022), each of which commenced operations on September 6, 2007. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a maximum 0.25% 12b-1 fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended October 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended October 31, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended October 31, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended April 30, 2019.

Security Transactions, Investment Income and Distributions – The Fund follows industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at annual rate of 0.25% of Investor Class shares (See Note 5). Trust expenses are typically allocated evenly among the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the a Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table is a summary of the inputs used to value the Fund’s securities as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$38,780,357	$—	$ —	$38,780,357
Short-Term Investment	1,938,800	—	—	1,938,800
Total Investments in Securities	$40,719,157	$ —	$ —	$40,719,157

Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cromwell Investment Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. For its services, the Fund pays the Adviser a monthly management fee based upon the average daily net assets of the Fund at the following annual rate:

Fund
Cromwell Tran Sustainable Focus Fund	0.85%

The Adviser has engaged Tran Capital Management (“Tran”) as the sub-adviser of the Fund. Subject to the supervision of the Adviser, Tran is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to Tran by the Adviser.

Prior to August 8, 2022, Tran served as the investment adviser of the Tran Capital Focused Fund (the “Predecessor Fund”). Tran was entitled to receive an annual advisory fee based on the average daily net assets of the Predecessor Fund of 0.85%.

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding contingent deferred sales loads, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, dividends or interest expense on short positions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Fund):

Fund
Cromwell Tran Sustainable Focus Fund – Investor Class	1.10%
Cromwell Tran Sustainable Focus Fund – Institutional Class	0.85%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser with the consent of the Board.

Prior to August 8, 2022, Tran had contractually agreed to limit its fees or reimburse expenses (excluding Rule 12b-1 fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to ensure total annual operating expenses did not exceed 0.85% of the average daily net assets of the Predecessor Fund. Waived fees and reimbursed expenses subject to potential recovery during the months that Tran served as investment manager are eligible for recoupment.

Prior to August 8, 2022, Bank of New York Mellon (“BNYM”), was the Administrator, Fund Accountant and Transfer Agent for the Predecessor Fund. For the period May 1, 2022 through August 7, 2022, the Predecessor Fund was charged $59,246 and $2,125 for Administration and Fund Accounting fees and Transfer Agent fees, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and fund accounting, transfer agency, custody and compliance services for the period ended October 31, 2022, are disclosed in the Statements of Operations.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended October 31, 2022, the Investor Class of the Fund incurred expenses pursuant to the Plan as follows:

Cromwell Tran Sustainable Focus Fund
Investor Class	$25,036

The Predecessor Fund had adopted a Plan pursuant to Rule 12b-1 in Class A. The Plan permitted the Predecessor Fund to pay for distribution and related expenses at an annual rate of 0.25% of Class A shares. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period May 1, 2022 through August 7, 2022, Class A incurred expenses of $13,771 pursuant to the Plan.

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Cromwell Tran Sustainable Focus Fund
	Period Ended	Year Ended
	October 31, 2022	April 30, 2022
Investor Class(1):
Shares sold	50,899	258,317
Shares issued in reinvestment of distributions	–	514,455
Shares redeemed	(112,077)	(1,020,274)
Net increase (decrease)	(61,178)	(247,502)
Institutional Class(2):
Shares sold	129,438	826,771
Shares issued in reinvestment of distributions	–	561,254
Shares redeemed	(349,501)	(550,967)
Net increase (decrease)	(220,063)	837,058
Net increase (decrease) in capital shares	(281,241)	589,556

(1)	Prior to August 8, 2022, the Investor Class was previously known as Class A.
(2)	Prior to August 8, 2022, the Institutional Class was previously known as Class I.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended October 31, 2022, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Cromwell Tran Sustainable Focus Fund	$ —	$ —	$10,176,664	$12,671,540

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at April 30, 2022, were as follows:

Aggregate Gross	Aggregate Gross	Net Unrealized	Federal
Appreciation	Depreciation	Appreciation	Income Tax Cost
$12,004,303	$ (4,655,904)	$7,348,399	$40,391,156

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

At April 30, 2022, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Other		Total
Undistributed	Long-Term	Accumulated	Net Unrealized	Distributable
Ordinary Income	Capital Gains	Gains (Losses)	Appreciation	Earnings
$ —	$4,058,988	(139,739)	$7,348,399	$11,267,648

As of April 30, 2022, the Fund had no capital loss carryforwards. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2022, the Fund did not defer any post-October losses. The Fund deferred, on a tax basis, qualified late year losses of $139,739.

The tax character of distributions paid during the years ended April 30, 2022 and April 30, 2021, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Paid-In Capital	Total
Cromwell Tran Sustainable Growth Fund
2022	$129,697	$11,617,064	–	$11,746,761
2021	–	$6,526,795	–	$6,526,795

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

10. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and long-term impact on economies, markets, industries and individual issuers, are not known. The operational and finance performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

11. REPORT OF THE FUNDS’ SPECIAL SHAREHOLDER MEETINGS

A Special Meeting of Shareholders of the Tran Capital Focused Fund (the “Acquired Fund”), a series of FundVantage Trust, took place on July 21, 2022, to approve the proposed Agreement and Plan of Reorganization for the Acquired Fund, whereby the Cromwell Tran Sustainable Focus Fund (the “Acquiring Fund”), a series of

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

Total Fund Solution, would acquire all the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund, which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).

All Acquired Fund’s shareholders of record at close of business on May 26, 2022, were entitled to vote. As of May 26, 2022, the Acquired Fund had 6,975,003 shares outstanding.

Of the 3,546,735 shares of the Acquired Fund present in-person or by proxy at the meeting on July 21, 2022: 3,279,556, or 92.5% voted in favor of the Reorganization (representing 47.0% of total outstanding shares), 38,602, or 1.1% voted against the Reorganization (representing 0.6% of total outstanding shares), and 228,577, or 6.4% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.

12. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

As a result of the reorganization of the Predecessor Fund into the Trust on August 8, 2022, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Predecessor Fund, a series of FundVantage Trust. The Board, upon the recommendation of the Trust’s audit committee, selected BBD LLP as independent registered public accounting firm for the Cromwell Tran Sustainable Focus Fund, a series within the Trust.

The audited reports by PricewaterhouseCoopers LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended April 30, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended April 30, 2022, and April 30, 2021, and the subsequent interim period through August 8, 2022, there were no (1) disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events (as defined in Regulation S-K 304(a)(1)(v)).

During the last two fiscal years ended April 30, 2022 and April 30, 2021, and the subsequent interim period through August 8, 2022, (i) the Predecessor Fund did not (a) consult with BBD, LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion

CROMWELL FUNDS

Notes to the Financial Statements

October 31, 2022 (Unaudited) — (Continued)

that might be rendered on the financial statements or (b) receive a written report or oral advice that BBD, LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Fund did not consult BBD, LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1) (iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

13. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

14. CREDIT AGREEMENT

Effective July 12, 2022, the Trust established an unsecured line of credit (“LOC”) in the amount of $50,000,000, 20% of a Fund’s gross market value, or 33.33% of the unencumbered assets of a Fund, whichever is less. The LOC matures, unless renewed, on July 11, 2023. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs. Interest is charged at the prime rate. The LOC is with the Custodian. The Funds of the Trust have authorized the Custodian to charge any of the accounts of the Funds for any missed payments. As of October 31, 2022 the Trust had yet to borrow on the LOC.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Approval of Investment Advisory Agreements

October 31, 2022 (Unaudited)

At a meeting held on February 16, 2022, the Board (which is comprised of four persons, three of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for an initial term the Investment Advisory Agreement (the “Advisory Agreement”) between Total Fund Solution (the “Trust”) and Cromwell Investment Advisors, LLC (the “Adviser”) and the Sub-Advisory Agreement (“Sub-Advisory Agreement;” and together with the Advisory Agreement, the “Advisory Agreements”) between the Trust, the Adviser, and Tran Capital Management, L.P. (the “Sub-Adviser”) on behalf of the Cromwell Tran Sustainable Focus Fund (the “Fund”), a new series of the Trust. At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreements:

1.	THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Adviser and Sub-Adviser’s overall services to be provided to the Fund, as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser and Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser and Sub-Adviser, including information regarding their compliance programs, their chief compliance officers and the Adviser and Sub-Adviser’s compliance records, as well as the Adviser and Sub-Adviser’s cybersecurity program, liquidity risk management programs, business continuity plans, and risk management processes. Additionally, the Board considered how the Adviser and Sub-Adviser’s business continuity plans will operate during the COVID-19 pandemic. The Board further considered that the Adviser has recently formed and has no prior history; but noted that the Adviser’s employees each have extensive experience working in the past with other investment advisers or in the investment management industry. The Board concluded that the Adviser and the Sub-Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Approval of Investment Advisory Agreements

October 31, 2022 (Unaudited) — (Continued)

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER AND SUB-ADVISER. As the Fund was adopted, the Board was unable to review the performance of the Fund. However, the Board did consider the performance history of the Sub-Adviser with respect to the performance of the Tran Capital Focused Fund, the predecessor fund that was a series of FundVantage Trust (“Predecessor Fund”), prior to reorganizing into the Trust. In assessing the quality of the portfolio management delivered by the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Predecessor Fund as of periods ended December 31, 2021, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Predecessor Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Predecessor Fund’s performance against broad market benchmark, the Board took into account the differences in portfolio construction between the Predecessor Fund and such benchmark as well as other differences between actively managed funds and passive benchmark, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Predecessor Fund slightly outperformed the Morningstar peer group average for the one- and three-year periods while underperforming the peer group average for the five- and ten-year periods ended December 31, 2021. The Board reviewed the performance of the Predecessor Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the three- and five-year periods, but underperformed over the one- and ten-year periods, each ended December 31, 2021.

3.	THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER AND THE STRUCTURE OF THE ADVISER AND SUB-ADVISER’S FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and sub-advisory fees and the total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Approval of Investment Advisory Agreements

October 31, 2022 (Unaudited) — (Continued)

The Board noted that the Adviser would maintain the Fund’s expense caps at 1.10% and 0.85% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively (“Expense Caps”), similar to the expense cap levels of the Predecessor Fund. The Board noted that the Fund’s contractual management fee and was above the average and median of its Morningstar peer group, while the total net expense ratio was below the average and median of its Morningstar peer group.

The Board concluded that, at this time, the fees to be paid to the Adviser and Sub-Adviser were fair and reasonable.

4.	ECONOMIES OF SCALE. The Board also considered whether economies of scale could be realized by the Adviser as assets of the Fund grow. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Caps.
5.	THE PROFITS TO BE REALIZED BY THE ADVISER AND SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board discussed the likely overall profitability of the Adviser and Sub-Adviser from managing the new Fund. In assessing possible profitability, the Trustees reviewed the Adviser and Sub-Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser and the Sub-Adviser from advising the Fund. In particular, the Trustees discussed and considered the fall-out benefits that the Adviser may receive from the Fund. The Trustees concluded that the Adviser and Sub-Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser and Sub-Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser and Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the Advisory Agreements would be in the best interest for the Fund and its shareholders.

CROMWELL FUNDS

Additional Information

October 31, 2022 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and coped at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-625-7333.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-625-7333. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-625-7333, or (2) on the SEC’s website at www.sec.gov.

CROMWELL FUNDS
Privacy Notice
October 31, 2022 (Unaudited)

The Fund collects non-public personal information about you from the following sources:

• information the Fund receives about you on applications or other forms;

• information you give the Fund orally; and/or

• information about your transactions with the Fund or others.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

CROMWELL FUNDS
October 31, 2022 (Unaudited)

INVESTMENT ADVISER

Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286

SUB-ADVISER

Tran Capital Management L.P.
1000 Fourth Street, Suite 800
San Rafael, CA 94901

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-625-7333.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. As a result of the reorganization of Predecessor Fund into the Trust on August 8, 2022, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Predecessor Fund, a series of FundVantage Trust. The Board, upon the recommendation of the Trust’s audit committee, selected BBD LLP as independent registered public accounting firm for the Cromwell Tran Sustainable Focus Fund, a series within the Trust.

The audited reports by PricewaterhouseCoopers LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended April 30, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended April 30, 2022, and April 30, 2021, and the subsequent interim period through August 8, 2022, there were no (1) disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events (as defined in Regulation S-K 304(a)(1)(v)).

The Trust provided PricewaterhouseCoopers LLP with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that PricewaterhouseCoopers LLP furnish to the Trust a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether PricewaterhouseCoopers LLP agrees with the statements made by the Trust in this N-CSR filing. A copy of PricewaterhouseCoopers LLP’s letter to the SEC dated January 4, 2023 is attached as Exhibit 13.1a.

During the last two fiscal years ended April 30, 2022 and April 30, 2021, and the subsequent interim period through August 8, 2022, (i) the Predecessor Fund did not (a) consult with BBD, LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that BBD, LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Fund did not consult BBD, LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Fund Solution

By (Signature and Title)_______/s/ Michael J. Weckwerth____________

Michael J. Weckwerth, President

Date 12/30/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) ______/s/ Michael J. Weckwerth ________

Michael J. Weckwerth, President

Date ___12/30/2022_______

By (Signature and Title) ____/s/ Kyle L. Kroken__________ ______

Kyle L. Kroken, Treasurer

Date ___12/30/2022______